Exhibit 99.1

 Rosetta Resources, Inc.  FIRST QUARTER 2015 EARNINGS REVIEW  MAY 5, 2015

 NASDAQ: ROSE | *  Earnings Call Agenda  Overview Jim CraddockOperational Update John ClaytonClosing Remarks Jim Craddock

 Hedge Book Value  NASDAQ: ROSE | *  As of March 31, 2015  $272 million of value with counterparties who are lenders under Rosetta’s Credit Facility

Permian Basin – Reeves County

1Q 2015 Delaware Basin Completion Activity



Wolfcamp 'A' Well
Max 7 Day IP (Boe) = 1167
Max 30 Day IP (Boe) = N/A
30 Day IP / 1000' (Boe) = N/A
Lateral Length = ~4000'

Wolfcamp 'A' Well
Max 7 Day IP (Boe) = 1911
Max 30 Day IP (Boe) = 1655
30 Day IP / 1000' (Boe) = 365
Lateral Length = ~4500'

Wolfcamp 'A' Well
Black Jack 16 8H
7 Day IP (Boe) = 1,520
30 Day IP (Boe) = 1,101
30 Day IP/1,000' (Boe) = 250
Lateral Length ~4,400'

Wolfcamp 'A' Well
Max 7 Day IP (Boe) = 1065
Max 30 Day IP (Boe) = N/A
30 Day IP / 1000' (Boe) = N/A
Lateral Length = ~4900'

Wolfcamp 'A' Well
Billy Miner 27 2H
7 Day IP (Boe) = 1,206
30 Day IP (Boe) = 1,080
30 Day IP/1,000' (Boe) = 257
Lateral Length ~4,200'

Wolfcamp 'A' Well
Max 7 Day IP (Boe) = 1025
Max 30 Day IP (Boe) = 824
30 Day IP / 1000' (Boe) = 210
Lateral Length = ~3900'

Wolfcamp 'A' Well
Billy Miner 27 9H
7 Day IP (Boe) = 1,449
30 Day IP (Boe) = 1,307
30 Day IP/1,000' (Boe) = 272
Lateral Length ~4,800'

Wolfcamp 'A' Well
Max 7 Day IP (Boe) = 879
Max 30 Day IP (Boe) = 723
30 Day IP / 1000' (Boe) = 185
Lateral Length = ~3900'

NASDAQ: ROSE | 4

 Southern Delaware Basin Completions  Wolfcamp ‘A’ Wells Rate Comparisons  NASDAQ: ROSE | *  Rosetta Average: 284Peer Company ‘A’ Average: 235Peer Company ‘B’ Average: 190   2Q 2014  3Q 2014  4Q 2014  Note: Rosetta average excludes Deacon Jim step-out well.

 Average Cumulative Production of Wolfcamp ‘A’ Wells vs. Wolfcamp ‘A’ Type Curve  NASDAQ: ROSE | *  S. Delaware Basin Horizontal Well Performance  Days  1 Production normalized for 5,000’ lateral length  Avg. Cumulative Production1 (MBoe)

 Upper Eagle Ford Activity  Gates Ranch in Webb Co., Briscoe Ranch in southern Dimmit Co. and L&E in central Dimmit Co.  NASDAQ: ROSE | *  Lasseter & Eppright  UEF Pilot(producing)  Briscoe Ranch  2 wells drilled, uncompleted:10,000’ lateral5,000’ lateral  Gates Ranch  3 wells drilled uncompleted1Q 2015  LE  BR  GR  Row 2  Row 3  Row 1  Row 4

Upper Eagle Ford Testing

Future plans are to complete Upper Eagle Ford pilot tests at North Gates & Briscoe Ranch



A
A'



Future Pilot (Briscoe)
Drilled Uncompleted
Future Pilot (North Gates)
Drilled Uncompleted
Pilot 3 (L&E)
Producing
~ 200 - 280 ft
~ 60 - 90 ft
A
A'

- L&E upper Eagle Ford pilot well continues to perform inline with Lower Eagle Ford offsets
- Testing now expanded to leases with thicker upper Eagle Ford sections; wells are drilled awaiting completion
  - 2 drilled at Briscoe Ranch
  - 1 drilled at Far North Gates Ranch
  - 2 drilled in Gates Ranch Row 2



L&E Upper Eagle Ford Pilot
AVG L&E Lower Eagle Ford Offsets
AVG L&E Upper Eagle Ford
3-Stream Production (BOE/d)
10,000
1,000
100
10
0
100
200
300
400
500
600
700
Normalized Time (Days)

NASDAQ ROSE | 8

NASDAQ: ROSE | *  2015 Guidance – May 5, 2015  * The Company expects to record additional impairments during 2015 as a result of the depressed commodity price environment. Due to the uncertainty in the timing and amount of these impairments, the Company anticipates favorable changes to the full-year 2015 DD&A expense guidance range provided.  Flat  Flat

 NASDAQ: ROSE | *  Cautionary Statements  This presentation includes forward-looking statements. Forward-looking statements related to future events, such as expectations regarding our capital program, development plans, production rates, resource potential, transportation capacity, net present value and projected liquidity. These statements are not guarantees of future performance and actual outcomes may differ materially. Factors that could affect the Company's business include, but are not limited to: oil and gas prices, operating hazards, drilling risks, unsuccessful exploratory activities; unexpected cost increases; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; as well as changes in tax, environmental and other laws applicable to our business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For filings reporting year-end 2014 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.